UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 10, 2025

PERMIAN BASIN ROYALTY TRUST

(Exact name of Registrant as Specified in Its Charter)

Texas	1-8033	75-6280532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Argent Trust Company 3838 Oak Lawn Ave. Suite 1720
Dallas, Texas		75219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 588-7839

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units of Beneficial Interest	PBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On October 10, 2025, Argent Trust Company (the “Trustee”), as trustee of the Permian Basin Royalty Trust (the “Trust”) received a request from SoftVest Advisors, LLC (“SoftVest”), together with other holders of units of beneficial interest (“Units”) who collectively with SoftVest own more than 15% of the outstanding Units of the Trust, to call a special meeting (“Special Meeting”) of the Trust’s Unit holders to be held on December 16, 2025, with a record date of November 11, 2025. The purpose of the Special Meeting requested by the Unit holders is to present for a vote by the Trust’s Unit holders a proposal in support of SoftVest or another appropriate party taking appropriate actions to effect the judicial reformation of the Trust’s Indenture to provide that the affirmative vote of a majority of Units cast at a special meeting (at which a quorum is present) be sufficient to approve any amendment to the Trust Indenture. In accordance with the terms of the Trust’s Indenture, the Trustee intends to call the Special Meeting. Additional details regarding the Special Meeting will be set forth in the Trustee’s notice of special meeting to be mailed to Unit holders at a later date and are also expected to be set forth in a proxy statement to be filed by SoftVest with respect to the Special Meeting.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This current report on Form 8-K is not a proxy solicitation. None of the Trust, theTrustee, or its officers or directors, are soliciting proxies in connection with the Special Meeting and are not participants in any solicitation of proxies by SoftVest and/or other Unit holders in connection with the Special Meeting. The Trustee and the Trust are making this communication for informational purposes only and do not intend to file a proxy statement with respect to the Special Meeting.

The Trustee anticipates that SoftVest and/or other Unit holders will file a proxy statement with the Securities and Exchange Commission in connection with the Special Meeting. Unit holders are strongly encouraged to read the proxy statement when it becomes available because it will contain important information. Unit holders may obtain a free copy of the proxy statement, any amendments and documents that SoftVest and/or any other Unit holders or the Trust files with the SEC from the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMIAN BASIN ROYALTY TRUST

	By:	ARGENT TRUST COMPANY, TRUSTEE

	By:	/s/ Nancy Willis
Date: October 15, 2025		Nancy Willis Director of Royalty Trust Services